Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Advantage Experts Services LLC (the “Sponsor”) 1840 North Greenville Avenue, Suite 128 Richardson, Texas 75081	13 May 2024

Re:	Service Experts Issuer 2024-1 LLC (the “Issuing Entity”)

Asset Backed Notes (the “Notes”)

Sample Contract Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor and Citigroup Global Markets Inc. (the “Sole Structuring Agent”) (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of equipment lease contracts (the “Contracts”) and corresponding contract assets (the “Equipment” or “Contract Assets”) which consist of heating, ventilation and air conditioning equipment, water treatment or similar equipment, water heating equipment and other equipment relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sole Structuring Agent, on behalf of the Sponsor, provided us with:

a.	An electronic data file labeled “Service Experts 2024-1 Statistical Tape (cutoff 3.31.2024).xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Base Data File”), that the Sole Structuring Agent, on behalf of the Sponsor, indicated contains information as of 31 March 2024 (the “Preliminary Cut-Off Date”) relating to certain equipment lease contracts (the “Preliminary Contracts”) and corresponding contract assets (the “Preliminary Contract Assets”) that are expected to be representative of the Contracts and corresponding Contract Assets and
b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Sponsor provided us with:

a.	An electronic labeled “Service Experts 2024-1 Statistical Tape (cutoff 3.31.2024)_sent to EY.xlsx” and the corresponding record layout and decode information, as applicable (the “Supplemental Preliminary Data File”), that the Sponsor indicated contains customer name information as of the Preliminary Cut-Off Date relating to each Sample Contract Asset (as defined in Attachment A),
b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The advantage program agreement, correction letter or other related documents (collectively and as applicable, the “Contract Agreement”) and
ii.	Certain printed screen shots from the Sponsor’s servicing systems and asset management systems, as applicable (collectively and as applicable, the “System Screen Shots”)

that the Sponsor indicated relate to each Sample Contract Asset,

c.	Certain schedules:
i.	Labeled “EY USAFact Ref 2024-1v2.xlsx” and
ii.	Labeled “USA Fact Reference Numbers for Lookup_for EY Reference.xlsx” and the corresponding record layout and decode information, as applicable (the “Credit Bureau Schedules,” together with the Source Documents, the “Sources”), that the Sponsor indicated contain FICO score information as of the Preliminary Cut-Off Date relating to each Sample Contract Asset,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Sponsor is responsible for the Subject Matter, Preliminary Base Data File, Supplemental Preliminary Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Base Data File, Supplemental Preliminary Data File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor or Sole Structuring Agent, on behalf of the Sponsor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Contracts, Preliminary Contract Assets, Contracts or Contract Assets, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor or Sole Structuring Agent, on behalf of the Sponsor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Contracts,
iii.	Whether the originator(s) of the Contracts complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Sponsor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 May 2024

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, we randomly selected a sample of 210 Preliminary Contracts from the Preliminary Base Data File (the “Sample Contracts”). For the purpose of this procedure, the Sponsor did not inform us as to the basis for how they determined the number of Sample Contracts or the methodology they instructed us to use to select the Sample Contracts from the Preliminary Base Data File.

The Sponsor indicated that the Sample Contracts correspond to 311 Preliminary Contract Assets (the “Sample Contract Assets”).

For the purpose of the procedures described in this report, the 311 Sample Contract Assets are referred to as Sample Contract Asset Numbers 1 through 311.

2.	As instructed by the Sponsor, we appended the information for each Sample Contract Asset on the Preliminary Base Data File with the corresponding customer name, as shown on the Supplemental Preliminary Data File. The Preliminary Base Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.	For each Sample Contract Asset, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source	Note

Contract ID	MSD RO	System Screen Shots	i.

Total periods	Total Periods	Contract Agreement	ii.

Install date	Install Date	System Screen Shots	iii.

Contract rental rate	Contract Rental Rate	Contract Agreement

Customer name	Name	System Screen Shots	iv.

State	State	Contract Agreement

FICO score	FICO Score	Credit Bureau Schedules

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the total periods Sample Characteristic for each Sample Contract Asset, the Sponsor instructed us to ignore differences of +/- three months or less.

iii.	For the purpose of comparing the install date Sample Characteristic for each Sample Contract Asset, the Sponsor instructed us to ignore differences of +/- one day or less.

iv.	For the purpose of comparing the customer name Sample Characteristic for each Sample Contract Asset, the Sponsor instructed us to ignore differences that appear to be due to abbreviation or truncation.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Contract Asset Number	Contract ID	Sample Characteristic	Preliminary Data File Value	Source Value

8	SEUS-124990	FICO score	662	707

20	SEUS-137224	FICO score	741	752

21	SEUS-129844	FICO score	790	829

22	SEUS-129844	FICO score	790	829

62	SEUS-101444	FICO score	730	717
	SEUS-101444	Contract rental rate	$52.00	<Missing>

63	SEUS-101444	FICO score	730	717
	SEUS-101444	Contract rental rate	$52.00	<Missing>

88	SEUS-101444	FICO score	730	717
	SEUS-101444	Contract rental rate	$52.00	<Missing>

89	SEUS-101444	FICO score	730	717
	SEUS-101444	Contract rental rate	$52.00	<Missing>

309	SEUS-119625	FICO score	616	650

310	SEUS-129058	FICO score	621	657

311	SEUS-129058	FICO Score	621	657